                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 13, 2001


         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2001, providing for the issuance of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC5)

                     Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



                   Delaware           333-63602-02          74-2440850
                   ---------          ------------          ----------
      (State or Other Jurisdiction    (Commission      (I.R.S. Employer
           Of Incorporation)          File Number)     Identification No.)



           200 Vesey Street
          New York, New York                                     10285
          ------------------                                    --------
    (Address of Principal Executive                           (Zip Code)
               Offices)


         Registrant's telephone number, including area code:  (212) 526-7000

                                    No Change
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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         Item 5.  Other Events

         The Registrant registered issuances of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2001-BC5 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-63602) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $579,244,000 aggregate principal amount of Class A, Class A-IO, Class M1, Class M2 and Class B Certificates of its Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC5 on August 9, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 27, 2001, as supplemented by the Prospectus Supplement dated August 9, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 2001, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer, The Murrayhill Company, as Loss Mitigation Advisor and Bank One, National Association, as trustee. The "Certificates" consist of the following classes: Class A1, Class A2, Class A-IO, Class M1, Class M2, Class B, Class D, Class P, Class X and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $579,244,273.02 as of July 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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         Item 7. Financial Statements; Pro Forma Financial Information and
                 Exhibits

(a)      Not applicable.

(b)      Not applicable.

         (c)      Exhibits:

                  1.1 Terms Agreement, dated August 9, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of July 1, 2001, among Structured Asset Securities Corporation, as Depositor, Bank One, National Association, as Trustee, Wells Fargo Bank Minnesota, National Association, as Master Servicer and The Murrayhill Company, as Loss Mitigation Advisor.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2001, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of July 1, 2001, by and between Lehman Brothers Holdings Inc. and Option One Mortgage Corporation, as Servicer.

                  99.3 Servicing Agreement, dated as of July 1, 2001, by and between Lehman Brothers Holdings Inc. and Ocwen Federal Bank FSB.

                  99.4 Mortgage Guaranty Master Policy Number 12-136-4-1893 and Endorsements (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC5 issued by Mortgage Guaranty Insurance Corporation.

                  99.5 Mortgage Guaranty Commitment/Certificates supplementing the Master Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and Coverage) covered by the Master Policy.

                  99.6 Notice of Assignment of Assignment of Certain Commitment/Certificates issued under Mortgage Guaranty Master Policy.



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                  99.7     PMI Mortgage Insurance Co. Bulk Primary First Lien
                           Master Policy Number 21092-0001 (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC5 issued by PMI Mortgage Insurance Co.

                  99.8 Radian Guaranty Inc. Master Policy (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC5 issued by Radian Guaranty Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                          CORPORATION



                                        By: /s/ Ellen V. Kiernan
                                            -----------------------------------
                                            Name: Ellen V. Kiernan
                                            Title:   Vice President



Dated:  August 13, 2001




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                                  EXHIBIT INDEX



Exhibit No.                                 Description                            Page No.
-----------                                 -----------                            --------

1.1        Terms Agreement, dated August 9, 2001, between Structured Asset
           Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1        Trust Agreement, dated as of July 1, 2001, among Structured Asset
           Securities Corporation, as Depositor, Wells Fargo Bank Minnesota,
           National Association, as Master Servicer, The Murrayhill Company, as
           Loss Mitigation Advisor and Bank One, National Association, as
           Trustee.

99.1       Mortgage Loan Sale and Assignment Agreement, dated as of July 1,
           2001, between Lehman Brothers Holdings Inc., as Seller, and
           Structured Asset Securities Corporation, as Purchaser.

99.2       Servicing Agreement, dated as of July 1, 2001, by and between Lehman
           Brothers Holdings Inc. and Option One Mortgage Corporation, as
           Servicer.

99.3       Servicing Agreement, dated as of July 1, 2001, by and between Lehman
           Brothers Holdings Inc. and Ocwen Federal Bank FSB.

99.4       Mortgage Guaranty Master Policy Number 12-136-4-1893 and Endorsements
           (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series
           2001-BC5 issued by Mortgage Guaranty Insurance Corporation.

99.5       Mortgage Guaranty Commitment/Certificates supplementing the Master
           Policy listing each Mortgage Loan (by Loan Number, Current Balance,
           LTV and Coverage) covered by the Master Policy.

99.6 Notice of Assignment of Assignment of Certain Commitment/Certificates issued under Mortgage Guaranty Master Policy.


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99.7       PMI Mortgage Insurance Co. Bulk Primary First Lien Master Policy
           Number 21092-0001 (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC5 issued by PMI Mortgage Insurance Co.

99.8 Radian Guaranty Inc. Master Policy (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC5 issued by Radian Guaranty Inc.



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